FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

   Date of Report (Date of earliest event reported) July 15, 1998.


                    DCI Telecommunications, Inc.
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       (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
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(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                   611 Access Road, Stratford, CT 06615
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              (Address of principal executive offices)

  Registrant's telephone number, including area code:(203) 380-0910

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   (Former name or former address, if changed since last report.)

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Item 5. Other Events

On July 15, 1999, DCI Telecommunications, Inc. (the "Company") announced the engagement of Trenwith Securities to render financial advisory and investment banking services to the Company in connection with a possible business combination and/or the placement of financial securities.

Trenwith Securities, located in New York City, New York, is an investment banking firm that serves the financing needs of private and public middle-market companies. They will assist DCI in valuation, identify prospective purchasers and evaluate any proposed transactions.

                       SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.

                    /s/Joseph J. Murphy
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                    Joseph J.  Murphy
                    President
                    Date: July 15, 1999